Exhibit 99.1

MURPHY OIL ANNOUNCES QUARTERLY EARNINGS

EL DORADO, Arkansas, July 30, 2003 – Murphy Oil Corporation (NYSE: MUR) announced today that net income in the second quarter of 2003 was $79.7 million, $.86 per diluted share, compared to income of $14 million, $.15 per diluted share, in the second quarter of 2002. The current period includes a $34 million after-tax gain related to sale of certain oil properties in the U.K. North Sea, partially offset by after-tax costs of $12.3 million related to a fire at the Company’s Meraux, Louisiana refinery on June 10, 2003. The pretax refinery charges included $4.2 million related to deductibles and self insurance, $8.2 million for losses on crude oil that will be sold rather than processed, and $6.6 million for operating costs incurred at the refinery between June 10 and June 30. The Company’s income excluding the two special items was $58 million, $.63 per share.

Reviewing quarterly results by type of business, the Company’s income contribution from exploration and production operations was $87.7 million in the second quarter of 2003 compared to $28.6 million in the same quarter of 2002. Excluding the gain on sale of North Sea properties, current quarterly earnings were $53.7 million. The $25.1 million improvement in the just completed quarter was primarily due to lower exploration expense in Malaysia. Higher North American natural gas sales prices were mostly offset by lower natural gas production and lower oil sales volumes caused by the timing of shipments. The Company’s worldwide crude oil and condensate sales prices averaged $23.63 per barrel for the current quarter compared to $23.86 per barrel in the second quarter of 2002. Total crude oil and gas liquids production was 82,488 barrels per day in the second quarter of 2003 compared to 78,050 barrels per day in the 2002 quarter, with the net increase primarily attributable to new production at the 85%-owned West Patricia field in shallow-water Malaysia. The first sale from West Patricia occurred in early July. North American natural gas sales prices averaged $4.67 per thousand cubic feet (MCF) in the most recent quarter compared to $3.03 per MCF in the same quarter of 2002. Natural gas sales volumes declined from 336 million cubic feet per day in the second quarter of 2002 to 231 million cubic feet per day in the just completed quarter, primarily due to lower production from the Ladyfern field in western Canada and mature fields in the Gulf of Mexico. The Company’s 2003 hedging program reduced the average second quarter worldwide crude oil sales price and North American natural gas sales price by $1.81 per barrel and $.18 per MCF, respectively.

The Company’s refining and marketing results were a profit of $.3 million in the most recent quarter compared to a loss of $8 million in the 2002 quarter. Excluding the costs associated with the Meraux refinery, these worldwide operations earned $12.6 million in the second quarter 2003, with the improvement due to significantly better North American refining and marketing margins in the current quarter.

The after-tax costs of corporate functions were $8.3 million in the 2003 quarter compared to $7.6 million in the 2002 quarter. Lower income tax benefits and higher retirement plan costs were partially offset by a larger portion of interest costs being capitalized.

For the first six months of 2003, net income totaled $166.8 million, $1.80 per share, compared to $16.5 million, $.18 per share, for the 2002 period. Excluding special items, the Company earned $132 million, $1.43 per share. Both exploration and production and refining and marketing businesses showed a marked improvement in results in the first half of 2003. The Company’s exploration and production operations earned $140.6 million, excluding special items, in the first half of 2003 compared to $49.1 million in the same period of 2002. Higher oil and natural gas sales prices in 2003 and lower exploration expenses in Malaysia were the primary reason for better earnings in this area. Crude oil and gas liquids production for the first six months of 2003 averaged 78,740 barrels per day compared to 76,181 barrels per day in 2002. Natural gas sales were down from 323 million cubic feet per day in 2002 to 230 million cubic feet per day in 2003. Crude oil and condensate prices averaged $25.28 per barrel in the 2003 period compared to $21.87 per barrel in 2002. North American natural gas was sold for $5.12 per MCF in 2003, up from $2.68 in 2002. The Company’s refining and marketing operations generated a profit of $9.1 million in 2003, excluding special items, but incurred a loss of $21.7 million in 2002. The improved current year result was based on stronger margins in both the North American and U.K. businesses. Corporate after-tax costs, excluding special items, increased from $12.1 million in 2002 to $17.7 million in 2003, primarily due to lower income tax benefits in the latter period.

Claiborne P. Deming, President and Chief Executive Officer, commented, “Our West Patricia field in Block SK 309, Malaysia, commenced production in May and should average about 12,500 barrels of oil per day for the remainder of the year. Based on a delay in the start-up of the Medusa field and slower than expected ramp-up of our heavy oil program in Western Canada, our current estimate of third quarter 2003 production is flat with the second quarter on a barrel equivalent basis. We have three deepwater wells drilling offshore Sabah, Malaysia, including an appraisal well in Block K (80%) and wildcats in both Blocks K and H (80%). In addition, we are drilling the Stonemaker prospect (85%) in Mississippi Canyon Block 493 in the deepwater Gulf of Mexico. We currently expect earnings in the third quarter to be in the range of $.30 to $.80 per share, depending on the results of exploration drilling, which includes an unusually high amount of dry hole exposure of $38 million for deepwater wells in Malaysia.”

The public is invited to access the Company’s conference call to discuss second quarter 2003 results on Thursday, July 31, at 12:00 p.m. CDT either via the Internet through the Investor Relations section of Murphy Oil’s website at http:/www.murphyoilcorp.com/ir or via the telephone by dialing 1-800-240-7305. The telephone reservation number for the call is 544144. Replays of the call will be available through the same address on Murphy Oil’s website, and a recording of the call will be available through August 4 by calling 1-800-405-2236.

Summary financial data and operating statistics for the second quarter and first six months of 2003 with comparisons to 2002 are contained in the attached tables.

The forward-looking statements reflected in this release are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. No assurance can be given that the results discussed herein will be attained, and certain important factors that may cause actual results to differ materially are contained in Murphy’s January 15, 1997 Form 8-K report on file with the U.S. Securities and Exchange Commission.

###

MURPHY OIL CORPORATION

FUNCTIONAL RESULTS OF OPERATIONS (Unaudited)

(Millions of dollars)

	Three Months Ended June 30, 2003		Three Months Ended June 30, 2002*
	Revenues	Income	Revenues	Income
Exploration and production
United States	$49.9	2.8	39.1	(5.1)
Canada	158.7	42.5	181.7	54.0
United Kingdom	91.4	47.4	39.0	9.2
Ecuador	4.8	.8	7.9	3.3
Malaysia	–	(5.3)	–	(32.1)
Other	1.6	(.5)	.5	(.7)

	306.4	87.7	268.2	28.6

Refining and marketing
North America	866.2	(1.5)	683.4	(9.8)
United Kingdom	116.1	1.8	100.0	1.8

	982.3	.3	783.4	(8.0)

	1,288.7	88.0	1,051.6	20.6
Intersegment transfers elimination	(12.3)	–	(16.7)	–

	1,276.4	88.0	1,034.9	20.6
Corporate	1.2	(8.3)	1.0	(7.6)

Revenues/income from continuing operations	1,277.6	79.7	1,035.9	13.0
Discontinued operations, net of taxes	–	–	–	1.0

Total revenues/net income	$1,277.6	79.7	1,035.9	14.0

	Six Months Ended June 30, 2003		Six Months Ended June 30, 2002*
	Revenues	Income	Revenues	Income
Exploration and production
United States	$100.6	15.6	69.2	(7.9)
Canada	340.3	98.4	302.3	71.8
United Kingdom	149.6	66.5	84.5	22.4
Ecuador	16.1	6.3	13.5	4.1
Malaysia	–	(10.8)	–	(40.1)
Other	2.3	(1.4)	1.1	(1.2)

	608.9	174.6	470.6	49.1

Refining and marketing
North America	1,775.7	(7.9)	1,173.3	(21.3)
United Kingdom	238.4	4.7	180.7	(.4)

	2,014.1	(3.2)	1,354.0	(21.7)

	2,623.0	171.4	1,824.6	27.4
Intersegment transfers elimination	(25.3)	–	(35.5)	–

	2,597.7	171.4	1,789.1	27.4
Corporate	2.2	2.4	2.0	(12.1)

Revenues/income from continuing operations	2,599.9	173.8	1,791.1	15.3
Discontinued operations, net of taxes	–	–	–	1.2

Revenues/income from cumulative effect of accounting change	2,599.9	173.8	1,791.1	16.5
Cumulative effect of accounting change, net of taxes	–	(7.0)	–	–

Total revenues/net income	$2,599.9	166.8	1,791.1	16.5

* Restated to conform to current presentation.

MURPHY OIL CORPORATION

RECONCILIATION OF NET INCOME TO

INCOME BEFORE SPECIAL ITEMS (Unaudited)

(Millions of dollars)

	Second Quarter 2003				Six Months Ended June 30, 2003
	Income as Reported	Special Items		Income Before Special Items	Income as Reported	Special Items		Income Before Special Items
Exploration and production
United States	$2.8			2.8	$15.6			15.6
Canada	42.5			42.5	98.4			98.4
United Kingdom	47.4	34.0	(a)	13.4	66.5	34.0	(a)	32.5
Ecuador	.8			.8	6.3			6.3
Malaysia	(5.3)			(5.3)	(10.8)			(10.8)
Other	(.5)			(.5)	(1.4)			(1.4)

	87.7			53.7	174.6			140.6

Refining and marketing
North America	(1.5)	(12.3	)(b)	10.8	(7.9)	(12.3	)(b)	4.4
United Kingdom	1.8			1.8	4.7			4.7

	.3			12.6	(3.2)			9.1

	88.0			66.3	171.4			149.7
Corporate	(8.3)			(8.3)	2.4	20.1	(c)	(17.7)

Income before cumulative effect of accounting change	79.7			58.0	173.8			132.0

Cumulative effect of accounting change	–			–	(7.0)	(7.0	)(d)	–

Total	$79.7	21.7		58.0	$166.8	34.8		132.0

Diluted earnings per share	$.86			.63	1.80			1.43

(a)	Represents a gain on sale of Ninian and Columba fields in the U.K. North Sea.

(b)	Represents a charge related to a fire at the Meraux refinery, and includes pretax costs of $4.2 million for deductibles and self-insurance, $8.2 million for a loss on crude oil that will be sold rather than processed at the refinery, and $6.6 million of operating costs incurred at the refinery between June 10 and June 30.

(c)	Represents a benefit related to resolution of prior years' U.S. income tax matters.

(d)	Represents a one-time, noncash charge to adopt SFAS No. 143, Accounting for Asset Retirement Obligations, effective January 1, 2003. This one-time charge is required to recognize the effects of this accounting rule as if the Company had used this method since inception.

Note:	The Company's results of operations often include transactions which can affect underlying trends of operating results and comparability between years. Therefore, management uses a measure called "income before special items", which excludes those transactions. Although income before special items is a non-GAAP measure and is not considered to be an alternative to net income as reported under generally accepted accounting principles, this is the method used by management and certain analyst to evaluate the Company's operating results and, therefore, management believes that such information is useful to investors and analysts that want to compare the Company's earnings performance between periods and with other companies in our industry. The Company has had gains on sale of assets, charges related to refinery fires, and settlements of income tax matters in the past and they may occur in the future.

MURPHY OIL CORPORATION

OIL AND GAS OPERATING RESULTS (Unaudited)

(Millions of dollars)	United States	Canada	United Kingdom	Ecuador	Malaysia	Other	Synthetic Oil – Canada	Total
Three Months Ended June 30, 2003
Oil and gas sales and other revenues	$49.9	133.3	91.4	4.8	–	1.6	25.4	306.4
Production expenses	8.9	20.0	9.3	2.8	–	–	14.9	55.9
Depreciation, depletion and amortization	9.2	42.4	8.4	1.1	.3	–	2.3	63.7
Accretion on discounted liabilities	.8	1.3	.8	–	.1	.1	.1	3.2
Exploration expenses
Dry holes	16.5	.9	–	–	–	(.1)	–	17.3
Geological and geophysical	2.2	.4	–	–	3.1	–	–	5.7
Other	1.8	.7	.3	–	.5	–	–	3.3

	20.5	2.0	.3	–	3.6	(.1)	–	26.3
Undeveloped lease amortization	2.8	4.1	–	–	–	–	–	6.9

Total exploration expenses	23.3	6.1	.3	–	3.6	(.1)	–	33.2

Selling and general expenses	3.3	4.4	.5	.1	1.3	1.6	.2	11.4
Income tax provisions (benefits)	1.6	21.9	24.7	–	–	.5	2.6	51.3

Results of operations (excluding corporate overhead and interest)	$2.8	37.2	47.4	.8	(5.3)	(.5)	5.3	87.7

Three Months Ended June 30, 2002*
Oil and gas sales and other revenues	$39.1	160.8	39.0	7.9	–	.5	20.9	268.2
Production expenses	12.7	25.4	8.4	3.1	–	–	11.1	60.7
Depreciation, depletion and amortization	8.8	50.0	8.1	1.3	.2	–	2.1	70.5
Exploration expenses
Dry holes	17.5	1.0	–	–	31.2	–	–	49.7
Geological and geophysical	1.3	1.3	–	–	.2	–	–	2.8
Other	1.8	.4	.3	–	.5	–	–	3.0

	20.6	2.7	.3	–	31.9	–	–	55.5
Undeveloped lease amortization	2.7	3.6	–	–	–	–	–	6.3

Total exploration expenses	23.3	6.3	.3	–	31.9	–	–	61.8

Selling and general expenses	2.2	3.6	.8	.2	–	1.4	–	8.2
Income tax provisions (benefits)	(2.8)	26.7	12.2	–	–	(.2)	2.5	38.4

Results of operations (excluding corporate overhead and interest)	$(5.1)	48.8	9.2	3.3	(32.1)	(.7)	5.2	28.6

Six Months Ended June 30, 2003
Oil and gas sales and other revenues	$100.6	293.4	149.6	16.1	–	2.3	46.9	608.9
Production expenses	16.7	39.3	20.8	7.0	–	–	29.3	113.1
Depreciation, depletion and amortization	17.5	82.7	18.0	2.6	.5	.1	4.3	125.7
Accretion on discounted liabilities	1.6	2.5	1.7	–	.1	.2	.2	6.3
Exploration expenses
Dry holes	19.4	5.1	–	–	–	(.1)	–	24.4
Geological and geophysical	5.8	1.9	–	–	7.5	–	–	15.2
Other	2.3	1.2	.4	–	.5	.1	–	4.5

	27.5	8.2	.4	–	8.0	–	–	44.1
Undeveloped lease amortization	5.4	7.8	–	–	–	–	–	13.2

Total exploration expenses	32.9	16.0	.4	–	8.0	–	–	57.3

Selling and general expenses	7.9	8.5	1.6	.2	2.2	3.2	.3	23.9
Income tax provisions (benefits)	8.4	54.6	40.6	–	–	.2	4.2	108.0

Results of operations (excluding corporate overhead and interest)	$15.6	89.8	66.5	6.3	(10.8)	(1.4)	8.6	174.6

Six Months Ended June 30, 2002*
Oil and gas sales and other revenues	$69.2	259.7	84.5	13.5	–	1.1	42.6	470.6
Production expenses	25.1	45.5	19.8	6.4	–	–	24.0	120.8
Depreciation, depletion and amortization	17.6	84.8	17.9	2.6	.5	.1	4.2	127.7
Exploration expenses
Dry holes	22.5	13.4	–	–	36.9	–	–	72.8
Geological and geophysical	3.3	9.1	–	–	.6	–	–	13.0
Other	2.2	1.0	.5	–	2.1	(.1)	–	5.7

	28.0	23.5	.5	–	39.6	(.1)	–	91.5
Undeveloped lease amortization	5.2	7.1	–	–	–	–	–	12.3

Total exploration expenses	33.2	30.6	.5	–	39.6	(.1)	–	103.8

Selling and general expenses	6.1	6.9	1.6	.4	–	2.6	.1	17.7
Income tax provisions (benefits)	(4.9)	29.7	22.3	–	–	(.3)	4.7	51.5

Results of operations (excluding corporate overhead and interest)	$(7.9)	62.2	22.4	4.1	(40.1)	(1.2)	9.6	49.1

*Restated to conform to current presentation.

MURPHY OIL CORPORATION

SUMMARIZED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(Thousands of dollars, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002*	2003	2002*
Revenues	$1,277,576	1,035,842	2,599,889	1,791,051

Costs and expenses
Crude oil and product purchases	839,739	682,514	1,744,432	1,166,835
Operating expenses	162,585	135,787	316,598	264,149
Exploration expenses	33,118	61,767	57,268	103,788
Selling and general expenses	28,931	23,129	59,753	45,491
Depreciation, depletion and amortization	77,926	83,457	153,731	153,163
Accretion on discounted liabilities	3,170	–	6,285	–
Interest expense	14,272	13,287	28,233	22,829
Interest capitalized	(10,112)	(4,607)	(19,648)	(9,424)

	1,149,629	995,334	2,346,652	1,746,831

Income from continuing operations before income taxes	127,947	40,508	253,237	44,220
Income tax expense	48,261	27,591	79,446	28,972

Income from continuing operations	79,686	12,917	173,791	15,248
Discontinued operations, net of tax	–	1,012	–	1,215

Income before cumulative effect of change in accounting principle	79,686	13,929	173,791	16,463
Cumulative effect of change in accounting principle	–	–	(6,993)	–

Net income	$79,686	13,929	166,798	16,463

Per Common share—Basic
Continuing operations	$.87	.14	1.90	.17
Discontinued operations	–	.01	–	.01
Cumulative effect of change in accounting principle	–	–	(.08)	–

Net income	$.87	.15	1.82	.18

Per Common share—Diluted
Continuing operations	$.86	.14	1.88	.17
Discontinued operations	–	.01	–	.01
Cumulative effect of change in accounting principle	–	–	(.08)	–

Net income	$.86	.15	1.80	.18

Cash dividends per Common share	$.20	.1875	.40	.375

Average Common shares outstanding (thousands)
Basic	91,817	91,568	91,776	91,271
Diluted	92,503	92,267	92,465	92,059

MURPHY OIL CORPORATION CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited) (Thousands of dollars)
	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Net income	$79,686	13,929	166,798	16,463
Cash flow hedges	4,221	5,620	2,983	5,244
Foreign currency translation gain (loss)	90,456	57,412	143,103	52,416
Minimum pension liability adjustment	–	–	(707)	–

Comprehensive income	$174,363	76,961	312,177	74,123

*Restated to conform to current presentation.

MURPHY OIL CORPORATION

SUMMARIZED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(Thousands of dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002*	2003	2002*
Operating Activities
Income from continuing operations	$79,686	12,917	173,791	15,248
Adjustments to reconcile income from continuing operations to net cash provided by operating activities
Depreciation, depletion and amortization	77,926	83,457	153,731	153,163
Provisions for major repairs	9,420	4,753	15,830	9,332
Expenditures for major repairs and dismantlement costs	(22,555)	(7,701)	(26,335)	(9,805)
Dry holes	17,317	49,732	24,431	72,844
Amortization of undeveloped leases	6,847	6,205	13,179	12,267
Accretion expense	3,170	–	6,285	–
Deferred and noncurrent income tax benefits	19,228	11,479	4,330	11,215
Pretax (gains) losses from dispositions of assets	(49,274)	36	(49,298)	(5,700)
Net (increase) decrease in operating working capital other than cash and cash equivalents	(15,412)	(30,175)	28,860	(96,364)
Other	233	5,317	(5,672)	5,349

Net cash provided by continuing operations	126,586	136,020	339,132	167,549
Net cash provided by discontinued operations	–	2,237	–	3,423

Net cash provided by operating activities	126,586	138,257	339,132	170,972

Investing Activities
Property additions and dry holes	(269,954)	(211,360)	(453,235)	(415,973)
Proceeds from sale of assets	61,029	771	69,035	28,648
Other—net	50	147	80	2
Investing activities of discontinued operations	–	(19)	–	(266)

Net cash required by investing activities	(208,875)	(210,461)	(384,120)	(387,589)

Financing Activities
Increase in notes payable	107,464	141,120	149,488	298,112
Decrease in nonrecourse debt of a subsidiary	(15,396)	(9,578)	(24,452)	(13,629)
Proceeds received from exercise of stock options and employee stock purchase plan	1,405	4,966	2,348	23,024
Cash dividends paid	(18,365)	(17,176)	(36,718)	(34,233)
Other	–	(2,526)	(72)	(2,526)

Net cash provided by financing activities	75,108	116,806	90,594	270,748

Effect of exchange rate changes on cash and cash equivalents	10,560	5,255	9,705	4,203

Net increase in cash and cash equivalents	3,379	49,857	55,311	58,334
Cash and cash equivalents at beginning of period	216,889	91,129	164,957	82,652

Cash equivalents at end of period	$220,268	140,986	220,268	140,986

*Restated to conform to current presentation.

MURPHY OIL CORPORATION

OTHER FINANCIAL DATA

(Unaudited, except for December 31, 2002)

(Millions of dollars)

	June 30, 2003	Dec. 31, 2002
Working capital	$158.3	136.3
Total assets	4,495.7	3,885.8
Long-term debt
Notes payable	937.4	788.6
Nonrecourse debt	49.7	74.2
Stockholders' equity	1,872.3	1,593.6

	Three Months Ended		Six Months Ended
	June 30, 2003	June 30, 2002	June 30, 2003	June 30, 2002
Capital expenditures
Continuing operations
Exploration and production
United States	$106.2	47.9	156.8	122.6
Canada	55.5	51.0	112.6	128.1
Other	57.8	49.3	93.5	74.4

	219.5	148.2	362.9	325.1

Refining and marketing
North America	57.7	68.0	105.1	108.3
United Kingdom	1.3	.8	4.3	.8

	59.0	68.8	109.4	109.1

Corporate	.4	.2	.6	.5

	278.9	217.2	472.9	434.7

Discontinued operations	–	–	–	.2

Total capital expenditures	278.9	217.2	472.9	434.9

Charged to exploration expenses*
United States	20.5	20.6	27.5	28.0
Canada	2.0	2.7	8.2	23.5
Other international	3.8	32.2	8.4	40.0

Total charged to exploration expenses	26.3	55.5	44.1	91.5

Total capitalized	$252.6	161.7	428.8	343.4

*Excludes amortization of undeveloped leases of	$6.9	6.3	13.2	12.3

MURPHY OIL CORPORATION

STATISTICAL SUMMARY

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Net crude oil, condensate and gas liquids produced – barrels per day	82,488	78,050	78,740	76,181
Continuing operations	82,488	76,769	78,740	74,959
Crude oil and condensate
United States	3,812	4,157	3,510	4,399
Canada – light	1,706	1,722	1,833	2,313
– heavy	9,462	9,469	9,375	9,595
– offshore	30,743	26,317	29,276	23,057
– synthetic	10,431	8,828	9,890	10,078
United Kingdom	16,712	19,678	17,476	19,287
Ecuador	3,094	4,765	3,231	4,476
Malaysia	4,875	–	2,451	–
Natural gas liquids
United States	207	330	144	354
Canada	1,286	1,385	1,379	1,272
United Kingdom	160	118	175	128
Discontinued operations	–	1,281	–	1,222

Net crude oil, condensate and gas liquids sold – barrels per day	74,316	83,313	76,262	81,769
Continuing operations	74,316	82,032	76,262	80,547
Crude oil and condensate
United States	3,842	4,157	3,510	4,399
Canada – light	1,706	1,722	1,833	2,313
– heavy	9,462	9,469	9,375	9,595
– offshore	27,926	34,512	28,861	28,010
– synthetic	10,431	8,828	9,890	10,078
United Kingdom	16,605	17,274	17,524	20,155
Ecuador	2,685	4,281	3,583	4,244
Malaysia	–	–	–	–
Natural gas liquids
United States	207	330	144	354
Canada	1,286	1,385	1,379	1,272
United Kingdom	166	74	163	127
Discontinued operations	–	1,281	–	1,222

Net natural gas sold – thousands of cubic feet per day	231,057	335,954	229,619	322,696
Continuing operations	231,057	331,542	229,619	318,711
United States	83,553	94,900	80,771	96,312
Canada	139,863	231,154	139,220	215,408
United Kingdom	7,641	5,488	9,628	6,991
Discontinued operations	–	4,412	–	3,985

Total net hydrocarbons produced – equivalent barrels per day*	120,998	134,042	117,010	129,964
Total net hydrocarbons sold – equivalent barrels per day*	112,826	139,305	114,532	135,552

*Natural gas converted on an energy equivalent basis of 6:1.

MURPHY OIL CORPORATION

STATISTICAL SUMMARY (Continued)

	Three Months Ended June 30,			Six Months Ended June 30,
	2003		2002	2003		2002
Weighted average sales prices
Crude oil and condensate – dollars a barrel (1)
United States	$24.69	(3)	24.58	24.73	(3)	22.18
Canada (2) – light	25.48		24.67	27.71		20.41
– heavy	12.22	(3)	17.49	12.43	(3)	15.42
– offshore	24.80	(3)	25.47	26.50	(3)	24.13
– synthetic	26.67	(3)	26.06	26.18	(3)	23.36
United Kingdom	26.46		23.56	29.60		22.03
Ecuador	19.68		20.54	24.79		17.74
Natural gas liquids – dollars a barrel (1)
United States	$23.15		17.67	23.88		15.95
Canada (2)	22.79		16.89	24.97		14.33
United Kingdom	18.61		16.33	23.09		15.46
Natural gas – dollars a thousand cubic feet
United States (1)	$5.26	(3)	3.46	5.76	(3)	3.03
Canada (2)	4.31	(3)	2.85	4.75	(3)	2.52
United Kingdom (2)	3.18		2.84	3.38		2.91

Refinery inputs – barrels a day	137,749		161,363	149,280		157,952
North America	103,017		123,568	113,838		120,660
United Kingdom	34,732		37,795	35,442		37,292

Petroleum products sold – barrels a day	274,034		214,708	251,276		203,079
North America	237,809		179,376	216,866		168,501
Gasoline	166,603		112,651	148,646		104,821
Kerosine	5,540		4,582	6,747		6,505
Diesel and home heating oils	44,759		39,071	41,242		37,407
Residuals	12,784		14,323	13,598		13,687
Asphalt, LPG and other	8,123		8,749	6,633		6,081
United Kingdom	36,225		35,332	34,410		34,578
Gasoline	11,478		12,865	10,744		12,856
Kerosine	2,890		2,438	2,718		2,546
Diesel and home heating oils	14,483		15,276	13,834		14,570
Residuals	3,109		3,412	3,806		3,116
LPG and other	4,265		1,341	3,308		1,490

(1)	Includes intracompany transfers at market prices.
(2)	U.S. dollar equivalent.
(3)	Includes the effect of the Company's 2003 hedging program.